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                             THE VANTAGEPOINT FUNDS

                         VANTAGEPOINT INTERNATIONAL FUND

   Supplement dated January 4, 2006 to the Statement of Additional Information dated May 1, 2005, as Supplemented on May 23, 2005, June 30, 2005, September 8,
                           2005 and December 23, 2005

At a meeting held on December 16, 2005, the Board of Directors of The Vantagepoint Funds (the "Board") approved the appointment of GlobeFlex Capital, LP and Walter Scott & Partners Limited as additional subadvisers to the Vantagepoint International Fund, effective on or about January 3, 2006. Accordingly, these subadvisory changes are reflected in the following supplement to the Statement of Additional Information.

Artisan Partners Limited Partnership and Capital Guardian Trust Company continue to serve as subadvisers to the International Fund. In a transition phase beginning on or about January 4, 2006, the International Fund's assets will be transitioned and reallocated to and among the Fund's four subadvisers.

     This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the
                      Statement of Additional Information.

SUBADVISERS

Add the following information to the "Subadvisers" section, which starts on p. 30 of the Statement of Additional Information:

GlobeFlex Capital, LP ("GlobeFlex"), 4365 Executive Drive, Suite 720, San Diego, California 92121, serves as a subadviser to the International Fund.

Walter Scott & Partners Limited ("WSPL"), One Charlotte Square, Edinburgh, Scotland EH2 4DZ, serves as a subadviser to the International Fund.

Add the following information to page 34 under the International Fund:

----------------------------------------------------------------------------------------------------------------------
                      Assets Managed        Fee                 Amount Paid for    Amount Paid for     Amount Paid for
                                                                Period Ended       Period Ended Dec.   Period Ended
                                                                Dec. 31, 2002      31, 2003            Dec. 31, 2004
----------------------------------------------------------------------------------------------------------------------
GlobeFlex*            All                   0.40%               N/A                N/A                 N/A
----------------------------------------------------------------------------------------------------------------------
WSPL*                 First $100 million    0.60%               N/A                N/A                 N/A
                      Over $100 million     0.50%
----------------------------------------------------------------------------------------------------------------------

*This firm began serving as a subadviser to the International Fund on January 3, 2006.

ADDITIONAL INFORMATION PERTAINING TO PORTFOLIO MANAGERS OF THE FUNDS

Add the following information to the "Additional Information Pertaining to Portfolio Managers of the Funds" section, which starts on page 35 of the Statement of Additional Information:

Data for GlobeFlex as of September 30, 2005; data for WSPL as of December 30, 2005. As of these dates, no portfolio manager listed below owned shares of the International Fund.


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
                              REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                    COMPANIES                        VEHICLES                     OTHER ACCOUNTS
                             ------------------------      ---------------------------       --------------------------
PORTFOLIO MANAGER                      TOTAL ASSETS                      TOTAL ASSETS                     TOTAL ASSETS
                             NUMBER    (IN MILLIONS)        NUMBER       (IN MILLIONS)       NUMBER       (IN MILLIONS)
                             ------    -------------        ------       -------------       ------       -------------

GLOBEFLEX (A SUBADVISER TO THE INTERNATIONAL FUND)
        Mr. Robert Anslow*      0               N/A            2                  $182        39                 $1,791
WSPL (A SUBADVISER TO THE INTERNATIONAL FUND)
     Dr. Walter G. Scott**      4              $626           20                $5,270        87                $16,589
      Mr. Alan McFarlane**      4              $626           20                $5,270        87                $16,589
       Dr. Kenneth Lyall**      4              $626           20                $5,270        87                $16,589

* Mr. Anslow manages 11 "Other Accounts," with assets of $597 million that have advisory fees based on account performance.
** These persons manage 4 "Other Accounts," with assets of $920 million that have advisory fees based on account performance.

POTENTIAL CONFLICTS OF INTEREST

Add the following information to the "Potential Conflicts of Interest" section, which starts on p. 37 of the Statement of Additional Information:

GLOBEFLEX

This information is provided as of December 22, 2005.

GlobeFlex does not believe that any material conflicts of interest may arise in connection with the management of the Fund and its other accounts. All accounts are managed as a team, utilizing a systematic process. All accounts within the same strategy hold the same securities at the same proportionate weightings, subject to client constraints and cash flows. All accounts are managed the same whether asset-based fee or performance-based fee. Lastly, all trades are blocked and allocated pro rata among accounts. GlobeFlex has adopted policies and procedures that are designed to ensure that all clients are treated fairly.

WSPL

This information is provided as of December 30, 2005.

WSPL is owned by full time active employees of the company. It has no affiliates, nor does it have any active subsidiaries. As regards the conflicts inherent within an investment management firm, WSPL has developed various rules and procedures to manage these.

The first of these is that we do not trade on our own balance sheet nor do we charge any other fees to clients apart from the investment management fee. We are thus trying to align the interests of WSPL alongside the interests of our clients. We have strict personal trading rules which now do not allow members of staff to purchase individual securities nor do they allow them to purchase shares in any collective investment vehicle where the company acts as sub-advisor.

As regards allocation of investment opportunities, the company has a unique department called "Portfolio Control" who are charged with putting the company's investment ideas into portfolios with due regard to client mandates and restrictions; WSPL does not assign a named portfolio manager to any individual fund. There is a formal meeting every quarter which reviews similarly mandated portfolios not only from a performance standpoint but also their geographic and sectoral dispersion. Dealing is a separate department and we operate with an authorized brokers list. We have policies and procedures for fair and timely allocation. We do not have any soft commission arrangements nor do we cross stock between client accounts.

WSPL does not normally offer performance based fees but has acceded to requests for these fees from one US and 3 European clients (US$920m). These portfolios are not treated by portfolio control any differently from the remainder.


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All aspects of the company procedures are documented and inspected through a monitoring program by the compliance department.

COMPENSATION OF PORTFOLIO MANAGERS

Add the following information to the "Compensation of Portfolio Managers" section, which starts on p. 42 of the Statement of Additional Information:

GLOBEFLEX

This information is provided as of December 22, 2005.

The GlobeFlex investment team is compensated by fixed base salary and an annual performance bonus linked to both qualitative and quantitative measures. Factors considered include overall performance of all our equity strategies relative to appropriate peer groups and benchmarks over one and three-year periods, as well as contribution to our original research effort, and general value-added to our team. Members of the investment team who are also GlobeFlex partners receive equity distributions based on firm-wide profits. Performance is measured on a pre-tax basis and all forms of compensation are in cash. In addition, portfolio managers participate in all other group benefits offered to all GlobeFlex employees, such as retirement and health plans. GlobeFlex personnel do not receive different or special compensation with respect to the Fund.

WSPL

This information is provided as of December 30, 2005.

WSPL operates in all respects as a partnership. The entire income of the company (subject to the retention of annual working capital) is distributed to the directors and staff. The entire financial incentive as a portfolio manager is of an income nature. Throughout the remuneration structure the reward reflects contribution to the company as a whole. At the more junior levels this includes competitive salary and discretionary bonus. At the senior levels the bonus component is more akin to a net income share. Fixed salaries are based on an individual's level of experience as well as his position within the company. Annual bonuses are based on the performance of the company and are determined by the company's board of directors. All employees participate in the company's pension program which is structured as a defined contribution scheme. Remuneration is not linked to performance of a specific fund but to the performance of the whole company.

APPENDIX B

PROXY VOTING POLICIES

Add the following proxy voting policies of GlobeFlex and WSPL to Appendix B:

                              GLOBEFLEX CAPITAL, LP
                               PROXY VOTING POLICY
                            (REVIEWED DECEMBER 2005)

GlobeFlex Capital, L.P. established these policies and procedures to facilitate our goal of ensuring proxies are voted in the best interest of our clients and to provide our clients with information about how their proxies are voted.

GENERAL POLICY

The act of proxy voting allows the shareholders' views to be heard by the public company with regard to various management and compensation issues. It is an integral part of the investor relationship and carries with it a responsibility to exercise the proper duty of care toward the investor. Accordingly, each investment
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management agreement should specify who is responsible for voting proxies for each client. The client is free to designate the adviser, custodian, or other party to carry out proxy voting on their behalf. If GlobeFlex is the designated party responsible for voting proxies, the following should apply.

In an effort to vote proxies in the most efficient and conflict-free manner, GlobeFlex has hired a third-party service provider to assist with the process of voting proxies for our client accounts. Together, we have crafted specific Voting Guidelines to be applied to accounts under our care. The intent of these guidelines is to ensure that our clients' best interests are served by the Board of Directors for each held security.

VOTING GUIDELINES

GlobeFlex has signed a service agreement with Institutional Shareholder Services
(ISS) whereby ISS will process proxy votes on behalf of GlobeFlex clients, within the agreed upon guidelines. These guidelines will be reviewed annually to address new issues that have developed or changes that ISS recommends. A copy of the guidelines is kept on file with the compliance department and is available for customer review, if requested. All requests should be directed to the Compliance Officer.

Occasionally, issues will surface that do not fall within these pre-determined guidelines or that are designated "case by case". These issues will be resolved through active dialogue between representatives from the service and the portfolio management team at GlobeFlex. Any documents we prepare that are material to making this decision will be maintained by the portfolio management team.

CONFLICTS OF INTEREST

Periodically, proxy voting proposals may raise conflicts between the interests of GlobeFlex's clients and the interests of GlobeFlex and its employees. GlobeFlex must ensure that the decision to vote the proxies was based on our clients' best interest. The following are examples of potential conflicts of interests that could influence the proxy voting process:

     - GlobeFlex retains an institutional client, or is in the process of retaining an institutional client that is (or is affiliated with) an issuer that is held in GlobeFlex's client portfolios.

     - GlobeFlex retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in GlobeFlex's client portfolios.

     - GlobeFlex's Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

     - A GlobeFlex employee personally owns a significant number of an issuer's securities that are also held in GlobeFlex's client portfolios.

Our resolution, as mentioned in SEC release number IA-2106, is that, upon detection of a material conflict of interest, the proxy vote in question will be voted in accordance with the pre-determined policy recommendation of our independent, third party service provider, ISS.

GlobeFlex realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair GlobeFlex's ability to vote proxies in an objective manner. The CCO will continuously monitor for conflicts. GlobeFlex has also hired a third-party compliance consulting firm, Adviser Compliance Associates (ACA). GlobeFlex will consult with ACA and/or outside counsel if any possible conflicts arise. ACA will also review and attempt to identify additional proxy voting conflicts at least annually during its annual review of GlobeFlex.

In addition, any attempts by others within GlobeFlex to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entities outside GlobeFlex to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to the General Partner and legal counsel.

These procedures combined with the utilization of ISS proxy voting guidelines, diminishes the likelihood of material conflicts of interest.

RECORD REQUESTS

ISS maintains a database of all proxies voted on behalf of our clients. A historical record may be obtained by our clients by contacting the Compliance Officer and noting the specific period for which the client would like a record. As stated above, our clients may also obtain a copy of the voting guidelines by contacting the Compliance Officer. Any additional inquiries should be directed to the Compliance Officer.


                         Walter Scott & Partners Limited
              DISCRETIONARY PROXY VOTING - POLICIES AND PROCEDURES
                        Excerpted from Compliance Manual

Walter Scott & Partners Limited ("WSPL") may exercise voting authority over proxies with respect to securities held by certain of its clients. In exercising that authority, WSPL intends to comply with the requirements of Investment Advisers Act of 1940 (the "Advisers Act") and the Employee Retirement Income Securities Act of 1974 ("ERISA"), as applicable. These policies and procedures are designed to facilitate that compliance and ensure that WSPL exercises discretionary proxy voting authority in its clients' best interests. These procedures do not apply in any instance where a client has not granted WSPL discretionary voting authority either because the client has (a) retained voting discretion, (b) granted discretion to a third party or (c) directed that WSPL vote proxies in a particular manner.

FIDUCIARY CONSIDERATIONS. When a client grants WSPL proxy voting authority, WSPL owes that client a duty of care to monitor corporate actions and take timely action with respect to proxies received with respect to client holdings. Similarly, WSPL owes a duty of loyalty to vote those client proxies in a manner consistent with the client's best interests without regard for any interest WSPL may have in the matter. When voting proxies on behalf of a client that is an ERISA plan, WSPL must act in accordance with the duties of loyalty and prudence it owes the plan and for the exclusive benefit of the plan's participants and beneficiaries.

MONITORING PROXY ACTIVITY. WSPL receives notice of proxy activity with respect to client holdings through the custodians that hold client securities. As part of its research activities, WSPL's portfolio management also monitors for corporate actions by issuers held in client portfolios.

PROXY VOTING. In the absence of a conflict of interest, the decision on how a particular proxy is voted is generally made by the WSPL investment professional primarily responsible for that particular investment (the "stock champion") based on what is in the best interest of the particular client for whom the proxy is being voted. WSPL defines a client's best interest fundamentally with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client's perspective.

WSPL believes that the quality of a company's management is an important consideration in determining whether the company is a suitable investment. WSPL also recognizes that management can offer valuable insights by virtue of its central role in a company's affairs. Accordingly, WSPL will generally weigh management's views in determining how to vote a proxy, subject in all events to WSPL's overall analysis of the likely effect of the vote on its client's interest in the company.

PROXY VOTING POSITIONS. WSPL generally vote with the management as we feel that management should be allowed to make those decisions that are essential to the ongoing operations of the company. If WSPL vote against the management the shares are generally sold. However, disagreement over one or two specific issues may not necessarily trigger a sale.

Our normal position on non-routine topics is shown below:

I.       CORPORATE GOVERNANCE ISSUES

WSPL will evaluate each proposal separately. WSPL will generally vote in favor of a management sponsored proposal to increase corporate governance and disclosure unless the proposal is likely to have a negative effect on the interests of shareholders.

II.      CHANGES TO CAPITAL STRUCTURE

WSPL will evaluate each proposal separately. Generally WSPL will vote for changes such as stock splits which would enhance liquidity and open market share repurchase plans where all shareholders can participate pro rata but against proposals designed to discourage merger and acquisitions and other measures which do not provide shareholders with economic value.

III.     STOCK OPTION PLANS & COMPENSATION

WSPL will evaluate each proposal separately but generally vote for compensation plans that are reasonable but against those that are unduly generous or would result in excessive dilution to other shareholders.

IV.      SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

WSPL will evaluate each proposal separately but would generally vote against proposals that involve an economic cost to the company or restrict the freedom of the management to operate in the best interests of the company and of its shareholders.

RESOLVING POTENTIAL MATERIAL CONFLICTS OF INTEREST. The WSPL Investment Policy Group ("IPG") together with the Compliance Officer are responsible for identifying potential conflicts of interest that may be material to the proxy voting process. Examples of potential conflicts of interest include situations in which WSPL or its personnel:

     - Manage a pension plan for, or provides other services to, a company whose management is soliciting proxies;

     - Has a direct or indirect material business relationship with a proponent of a proxy proposal that may influence how the proxy vote is cast;

     - Has a business or personal relationship with participants in a proxy contest, corporate officers, corporate directors or candidates for directorships.

Once it has identified a potential material conflict of interest, the IPG will resolve the conflict prior to voting the proxy in question. The IPG may resolve the conflict of interest by (a) obtaining informed client consent, (b) applying a pre-determined policy that is designed to serve the client's interests rather than WSPL's, provided that the application of the policy to the proxy in question requires the exercise of little or no discretion on WSPL's part, (c) applying a pre-determined policy based upon the recommendations of an independent third party, (d) implementing the recommendation of a third party engaged by the client or (e) in any other manner reasonably designed to fulfill WSPL's fiduciary duty to the client.

RECORDKEEPING. In connection with its exercise of discretionary voting authority for its clients, WSPL maintains records of (a) these proxy voting policies and procedures, as amended from time to time; (b) proxy statements received regarding securities held by those clients; (c) votes cast on behalf of those clients; (d) client requests for proxy voting information; and (e) documents that were material to the voting decision for a client proxy or that reflected the basis for such decision (including the resolution of any material conflict of interest).


           [End of Supplement to Statement of Additional Information]